UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2005

Hutchinson Technology Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-14709	41-0901840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota		55350
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(320) 587-3797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On January 10, 2005, we issued a press release, which is furnished as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

On this Current Report, we are filing the updated form of restricted stock agreement (filed as Exhibit 10) utilized in connection with the issuance of restricted stock to our non-employee directors under our 1996 Incentive Plan.

(c) Exhibits

10 Form of Restricted Stock Agreement for Non-Employee Directors
99 Press Release dated January 10, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hutchinson Technology Incorporated

January 10, 2005	By:	John A. Ingleman

Name: John A. Ingleman
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10	Form of Restricted Stock Agreement for Non-Employee Directors
99	Press Release dated January 10, 2005